                                                                    EXHIBIT 32.1

      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

                       PURSUANT TO 18 U.S.C.SECTION 1350,

                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I Olga Malitski, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that to my knowledge, Nature of Beauty Ltd's report on Form 10-Q for the fiscal quarter ended June 30, 2009 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of Nature of Beauty Ltd.

IN WITNESS WHEREOF, the undersigned has executed this certification as of the

13th day of July, 2009.

/s/ Olga Malitski

____________________

Olga Malitski, President,

Chief Executive Officer and

Chief Financial Officer